Second-Quarter 2022 Results Investor Supplemental Materials August 11, 2022

NASDAQ: LUNA Luna Innovations Incorporated© 2022 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, the nature of its market position, sales bookings, revenue growth, intellectual property position, the company's future financial performance, including 2022 guidance, and market recognition of key technologies and demand for its products, backlog, the company’s overall growth potential, its balance sheet and capitalization and access to, and deployment of, capital, its strategic position, and corporate and leadership culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, potential performance shortfalls as a result of the diversion of management’s attention caused by transactions and integrating operations, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, August 11, 2022, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

Second-Quarter FY22 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2022 4 Second-Quarter 2022: Key Financial Results Revenues of $26.2M; up 19% year-over-year Gross margin of 61%, compared to 57% for the prior-year period Adjusted operating income of $585k, compared to $678k for the prior-year period Adjusted EBITDA1 of $1.2, compared to $1.0M for the prior-year period Adjusted EPS1 of ($0.02), compared to $0.03 for the prior-year period 1Adj EPS, EBITDA and Operating Income are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2022 5 Second-Quarter 2022 and Recent Business Highlights Double-digit overall revenue growth Continued strong demand for Luna products; double-digit bookings growth vs. Q2 ‘21 Sensing segment  Revenues grew strong double-digit vs. prior-year quarter  First full quarter of contribution from Lios, a distributed fiber sensing leader  Legacy products ODiSI, Hyperion and THz products contributed double-digit sales growth; bookings for Thz increased >100% H1’22 vs. H1 ‘21  Multiple key, large wins in infrastructure monitoring, security and power cable monitoring Communications Test segment  Total revenues in-line with our expectations  Record RIO laser revenues in Q2 ‘22  Secured large, multi-unit OBR 6200 order from Lockheed Martin  Multiple strategic wins with blue-chip customers (high-speed, tele- & data-comms)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 6 $4.0 $7.6 $2.9 FY19 FY20 FY21 FY22 Adjusted EBITDA1,2 (millions) $49.1 $87.5 $48.7 FY19 FY20 FY21 FY22 Revenue1 (millions) $59.1 Q3 Guidance Strong Financial Results 1 Reminder: Luna Labs reclassified to Discontinued Operations and subsequent sale in late Q1 2022. 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY22 Guidance: $109M - $115M FY22 Guidance: $10M to $12M $7.9

NASDAQ: LUNA Luna Innovations Incorporated© 2022 7 Balance Sheet Balance sheet on June 30, 2022:  $141.9M in total assets • $4.9M in cash and cash equivalents • $46.4M in working capital Total debt of $21.2M outstanding  $19.9M in term debt  $1.3M drawn on revolver All investments over the past five years – in both business and in M&A – have been funded by using the balance sheet through cash and bank debt Luna will continue to deploy capital prudently to generate long-term sustainable growth  Increasing organic sales  Reinvesting in our business  Identifying inorganic opportunities

Q3 Guidance and 2022 Outlook

NASDAQ: LUNA Luna Innovations Incorporated© 2022 9 Q3 and Full-Year Guidance 2022 2022 outlook reflects the sale of Luna Labs, the acquisition of Lios and the ongoing impact of the pandemic:  Reaffirm the following: • Full-year total revenue of $109M to $115M • Full-year adjusted EBITDA1 of $10M to $12M  Top-line guidance for Q3 • Revenue of $28M to $30M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2022 10 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary fiber-optic based measurement technology, offering unprecedented combination of performance and economics Customers in attractive markets: Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, increasing needs for global security, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2022 12 Reconciliation of Net (Loss)/Income to Adjusted EBITDA1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation and debt refinancing costs. (in thousands) 2022 2021 2022 2021 Reconciliation of EBITDA and Adjusted EBITDA GAAP net income/(loss) (2,351)$ (230)$ 7,231$ (549)$ Income from discontinued operations, net of tax 591 931 11,515 1,671 GAAP net income/(loss) from continuing operations (2,942) (1,161) (4,284) (2,220) Interest expense, net 111 122 224 265 Income tax (benefit)/expense 422 (995) (693) (1,659) Depreciation and amortization 1,538 1,109 2,694 2,309 EBITDA (871) (925) (2,059) (1,305) Share-based compensation 934 787 2,000 1,444 Integration and transaction expense 156 991 2,000 1,877 Amortization of inventory step-up 257 168 257 336 Other non-recurring charges (2) 708 708 - Adjusted EBITDA 1,184$ 1,021$ 2,906$ 2,352$ Six Months Ended June 30, (Unaudited) Three Months Ended June 30, (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 13 Reconciliation of Net (Loss)/Income to Adjusted EPS1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP net income/(loss) (2,351)$ (230)$ 7,231$ (549)$ Income from discontinued operations, net of tax 591 931 11,515 1,671 GAAP net income/(loss) from continuing operations (2,942) (1,161) (4,284) (2,220) Adjustments: Share-based compensation 934 787 2,000 1,444 Integration and transaction expense 156 991 2,000 1,877 Amortization of intangible assets 992 766 1,813 1,592 Amortization of inventory step-up 257 168 257 336 Other non-recurring charges (2) 708 708 - Total adjustments: 3,047 2,712 6,778 5,249 Income tax effect on adjustments (762) (678) (1,695) (1,312) Adjusted income from continuing operations (657)$ 873$ 799$ 1,717$ Adjusted EPS (0.02)$ 0.03$ 0.02$ 0.05$ Adjusted weighted average shares (in thousands): Diluted 32,479 31,495 32,362 31,413 (in thousands, except per share data) June 30, (Unaudited) Six Months Ended June 30, (Unaudited) Three Months Ended

NASDAQ: LUNA Luna Innovations Incorporated© 2022 14 Reconciliation of Operating (Loss) to Adjusted Operating Income1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Other non-recurring charges include customer accommodation, facility consolidation and debt refinancing costs. 2022 2021 2022 2021 Reconciliation of Operating (Loss) to Adjusted Operating Income GAAP Operating Loss (2,462)$ (2,034)$ (4,827)$ (3,614)$ Adjustments: Share-based compensation 934 787 2,000 1,444 Integration and transaction expense 156 991 2,000 1,877 Amortization of intangible assets 992 766 1,813 1,592 Amortization of inventory step-up 257 168 257 336 Other non-recurring charges (2) 708 708 Total adjustments: 3,047 2,712 6,778 5,249 Adjusted Operating Income 585$ 678$ 1,951$ 1,635$ Three Months Ended June 30, (Unaudited) Six Months Ended June 30, (Unaudited) (in thousands)

NASDAQ: LUNA Luna Innovations Incorporated© 2022 15 Historical Quarterly Results1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. June 30, 2021 September 30, 2021 December 31, 2021 March 31, 2022 June 30, 2022 Revenues 21,965$ 20,329$ 24,222$ 22,481$ 26,162$ Cost of revenues 9,385 7,744 10,102 8,202 10,199 Gross profit 12,580 12,585 14,120 14,279 15,963 Gross margin 57% 62% 58% 64% 61% Operating expense: Selling, general and administrative 11,047 8,719 9,533 11,437 14,612 Research, development and engineering 1,810 2,920 2,543 2,543 2,665 Amortization of intangibles 766 761 760 821 992 Integration and deal related expense 991 196 249 1,844 156 Total operating expense 14,614 12,596 13,085 16,645 18,425 Operating income/(loss) (2,034)$ (11)$ 1,035$ (2,366)$ (2,462)$ (in thousands) Three Months Ended